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                               EXHIBIT (8)(i)(1)

                         FORM OF AMENDED SCHEDULE A TO
                        PUTNAM PARTICIPATION AGREEMENT
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                                    AMENDED
                                  SCHEDULE A

                             EFFECTIVE May 1, 2001
                                       -----------

                       ACCOUNTS, POLICIES AND PORTFOLIOS
                    SUBJECT TO THE PARTICIPATION AGREEMENT

 Name of Separate Account and     Policies Funded by Separate       Portfolios Applicable to Policies
 Date Established by Board of               Account
          Directors

PFL Retirement Builder            Transamerica Life Insurance         Putnam VT Global Growth Fund
Variable Annuity Account        Company, formerly known as PFL      Putnam VT Growth and Income Fund
March 29, 1996                      Life Insurance Company,        Putnam VT Growth Opportunities Fund
                                        Policy Form No.                Putnam VT Money Market Fund
                                       AV288-101-95-796                 Putnam VT New Value Fund
                                  (including successor forms,
                                addenda and endorsements - may
                                 vary by state under marketing
                                   names: "Retirement Income
                                   Builder Variable Annuity"
                                  "Portfolio Select Variable
                                           Annuity"
                                 or successor marketing names)

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  Separate Account VA I           Transamerica Life Insurance       Putnam VT Diversified Income Fund
      May 15, 2000              Company, formerly known as PFL     Putnam VT The George Putnam Fund of
                                    Life Insurance Company,                      Boston
                                        Policy Form No.             Putnam VT Growth and Income Fund
                                       AV288-101-95-796                   Putnam VT Income Fund
                                  (including successor forms,           Putnam VT Investors Fund
                                addenda and endorsements - may          Putnam VT New Value Fund
                                 vary by state under marketing
                                            names:
                                 "The U.S. Bancorp Investments
                                 Inc. Principal-Plus Variable
                                           Annuity"
                                 or successor marketing names)

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  Separate Account VA E           Transamerica Life Insurance        Putnam VT Health Sciences Fund
    February 20, 1997           Company, formerly known as PFL     Putnam VT International Growth Fund
                                    Life Insurance Company,             Putnam VT New Value Fund
                                        Policy Form No.                 Putnam VT Technology Fund
                                       AV288-101-95-796                   Putnam VT Vista Fund
                                  (including successor forms,           Putnam VT Voyager Fund II
                                addenda and endorsements - may
                                 vary by state under marketing
                                            names:
                                  "Privilege Select Variable
                                           Annuity"
                                 or successor marketing names)

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
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TRANSAMERICA LIFE INSURANCE                  PUTNAM VARIABLE TRUST
COMPANY

By:___________________________               By:__________________________

Name: Larry N. Norman                        Name:________________________
      ------------------------

Title: President                             Title:_______________________
       -----------------------


PUTNAM RETAIL MANAGEMENT, INC.

By:___________________________

Name:_________________________

Title:________________________